                                                                  Exhibit 10.306

                      REINSTATEMENT AND FIFTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS REINSTATEMENT AND FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT, (this "AMENDMENT") is entered into as of July 23, 2004, by and between ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation ("SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC. ("PURCHASER").

                                   WITNESSETH:

     WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated effective May 6, 2004, as amended by letter dated June 2, 2004, by Second Amendment to Purchase and Sale Agreement dated June 18, 2004 (the "SECOND AMENDMENT") and by Third Amendment to Purchase and Sale Agreement dated June 25, 2004 (the "THIRD AMENDMENT") and by Fourth Amendment to Purchase and Sale Agreement dated July 7, 2004 (the "FOURTH AMENDMENT") (as amended, the "AGREEMENT"), providing for the purchase and sale of certain real property known as "Safeway Plaza at Marysville," located in Marysville, Snohomish County, Washington, as more particularly described in the Agreement, and other real and personal property described in the Agreement; and

     WHEREAS, prior to the date hereof, Purchaser terminated the Agreement pursuant to Agreement.

     WHEREAS, Seller and Purchaser desire to reinstate and mutually amend and modify the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants of the parties hereto, and other good and valuable consideration to the parties hereto, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties, and for the benefit which will inure to each party from the execution of this Amendment, Seller and Purchaser hereby agree to reinstate and amend and modify the Agreement as follows, with the Amendment to be effective as of the date above.

1. Seller and Purchaser hereby reinstate the Agreement. From and after the date of this Amendment, but only after Title Company's receipt and acknowledgment of the Earnest Money previously returned to Purchaser by Title Company as a result of Purchaser's termination, the Agreement shall be deemed to be in full force and effect as if no termination had occurred, as amended by this Amendment.

2. All contingencies and conditions precedent to Purchaser's Closing obligations set forth in the Agreement are hereby deemed satisfied and Purchaser shall have no further right to terminate the Agreement in connection therewith. The contingencies and conditions precedent that are hereby deemed satisfied include, without limitation, (i) the items set forth on SCHEDULE I of the Second Amendment, Third Amendment and Fourth Amendment, (ii) Purchaser's receipt of all deliveries required under SECTION 4.1 of the Agreement, (iii) Purchaser's satisfaction with the Property pursuant to SECTION 4.1.1 and SECTION 4.2 of the Agreement, (iv) Purchaser's satisfaction with the Title Commitment and the Survey pursuant to SECTION 4.1.2 of the Agreement, and (v) Purchaser's receipt of all Required Tenant Estoppels pursuant to SECTION 4.8 of the Agreement. The $250,000.00 Earnest Money, upon receipt by Title Company, is hereby deemed immediately earned by Seller and shall be non-refundable to Purchaser except as required by SECTIONS 4.7(a), 4.9, 7.1, 7.2 and 8.1 of the Agreement and PARAGRAPH 3 of this Amendment.

3.   The Agreement is hereby amended to delete EXHIBIT H and all references in
SECTION 4.10 and SECTION 6.7(d) to the Holdback Escrow Agreement are hereby deleted in their entirety.

4. Notwithstanding anything to the contrary contained herein, it shall be a condition precedent to Purchaser's Closing obligations that on or before the Closing Date, Purchaser shall receive (i) a lease amendment, executed by Safeway and Seller, in the form attached hereto as SCHEDULE I, (ii) an indemnity agreement, executed by Safeway, in the form attached hereto as SCHEDULE II,
(iii) a waiver of first offer in the form attached hereto as SCHEDULE III, and
(iv) the 3-14 Audit Letter, executed by Seller, in the form attached hereto as
SCHEDULE IV. If any of the conditions precedent set forth in this PARAGRAPH 3 are not satisfied on or before the Closing Date, Seller shall have the right to extend the scheduled Closing Date an additional three (3) business days in order to satisfied the foregoing conditions. If such conditions remain unsatisfied at the expiration of such addition three (3) day period, Purchaser may, as its sole and exclusive remedy, terminate the Agreement, whereupon the Earnest Money shall be returned to Purchaser and neither party shall have any further rights or obligations hereunder other than the Surviving Obligations.

5. In consideration of Purchaser's waiver of all contingencies and conditions precedent to Purchaser's Closing obligations as more particularly set forth in PARAGRAPH 1 above (the "WAIVED MATTERS"), the parties hereto agree that the Purchase Price is hereby reduced by $750,000.00 to $21,266,000.00. SECTION 2.1 of the Agreement is hereby amended to provide that the Purchase Price is $21,266,000.00. Purchaser, for itself and its successors and assigns, hereby specifically acknowledges and agrees that the Purchase Price reduction set forth above constitutes full and final settlement between the parties as to any claims or demands related to the Waived Matters, notwithstanding the fact that the costs associated with the Waived Matters may exceed the Purchase Price reduction set forth above.

6. Purchaser hereby expressly approves the amendment with Play-It-Again Sports, a copy of which is attached hereto as SCHEDULE V.

7. All of the capitalized terms used in this Amendment, unless otherwise defined herein, shall have the same meaning as assigned to such terms in the Agreement.

8. Except as modified and amended as set forth in this Amendment, the Agreement is hereby ratified and confirmed by Seller and Purchaser and shall remain in full force and effect and enforceable in accordance with its terms.

9. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

10. SECTION 6.1 of the Agreement is hereby amended to provide that the Closing Date is July 26, 2004.

                             SIGNATURE PAGES FOLLOW

SELLER:                                 ITW MORTGAGE INVESTMENTS III, INC.,
                                        a Delaware corporation

                                        BY:   GE CAPITAL REALTY GROUP, INC.,
                                              a Texas corporation, its
                                              attorney-in-fact

                                              By:  /s/ Illegible
                                                   ------------------------
                                                 Name:    Illegible
                                                      ---------------------
                                                 Title:     VP
                                                       --------------------

PURCHASER:                              INLAND REAL ESTATE ACQUISITIONS,
                                        INC.,
                                        an Illinois corporation

                                        By:  /s/ Lou Quilici
                                             ------------------------
                                           Name:   Lou Quilici
                                                   ---------------------
                                           Title:  SR VP
                                                   --------------------

                                   SCHEDULE I

                             FORM OF LEASE AMENDMENT

                                  SEE ATTACHED

                               FIRST AMENDMENT TO
                              SHOPPING CENTER LEASE

     This First Amendment to Shopping Center Lease is made as of the 16th day of July, 2004 by and between SAFEWAY INC., a Delaware corporation ("Tenant") and ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation ("Landlord").

     WHEREAS, Landlord and Tenant are landlord and tenant, respectively, under that certain Shopping Center Lease dated as of July 6, 2001 (the "Lease").

     WHEREAS, Landlord and Tenant wish to amend the Lease as provided herein.

     NOW, THEREFORE, the parties agree as follows:

     1. AMENDMENT OF SECTION 8.2.1, MANAGEMENT FEE Section 8.2.1, "Management Fee," is hereby amended in its entirety to read as follows:

          8.2.1 MANAGEMENT FEE. CAM Expenses shall include a third-party management fee, which shall be at a commercially reasonable rate, in no event to exceed two percent (2%) of gross rents received by Landlord from the Shopping Center ("MANAGEMENT FEE"); except that the following expenses shall be excluded from such gross rents for purposes of calculating such Management Fee; (1) insurance premiums, (2) Real Property Taxes, and (3) utility payments. Landlord shall not charge as a CAM Expense, nor otherwise be entitled to receive from Tenant, any administrative fee or reimbursement of its overhead costs associated with managing the Shopping Center. Notwithstanding the foregoing, in no event will Tenant's Share of the Management Fee exceed Twelve Thousand Dollars ($12,000) per year.

     2. EFFECTIVE DATE; PREVIOUS CAM BILLINGS. The Management Fee amendment provided herein shall be effective commencing August 1, 2004. There shall be no adjustment, reimbursement or additional charge to Tenant for Management Fees in connection with any period of time prior to August 1, 2004.

     3. FULL FORCE AND EFFECT. Except as modified herein, all other terms and conditions of the Lease are and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Lease as of the day and year first above written.

SAFEWAY INC.                                 ITW MORTGAGE INVESTMENTS III,
(a Delaware corporation)                     INC.
                                             (a Delaware corporation)

By                                           By GE Capital Realty Group, Inc.
   ---------------------------------------   a Texas corporation, Its Services
Its Assistant Vice President

                                                By:
                                                   ----------------------------
By                                              Its:
   ---------------------------------------          ---------------------------
Its Assistant Secretary


                            [ATTACH ACKNOWLEDGMENTS]

                                   SCHEDULE II

                           FORM OF INDEMNITY AGREEMENT

                                  SEE ATTACHED

                                  SCHEDULE III

                          FORM OF WAIVER OF FIRST OFFER

                                  SEE ATTACHED

                          [PLACE ON SAFEWAY LETTERHEAD]

July ___, 2004

Inland Western Marysville, L.L.C.
C/o Inland Real Estate Acquisitions, Inc.
2901 Butterfield Road
Oakbrook, Illinois 60523

ITW Mortgage Investments III, Inc.
C/o GE Capital Real Estate
1901 Main Street, 7th Floor
Irvine, California 92614

         RE: Shopping Center Lease dated July 6, 2001 (the "LEASE"), between ITW Mortgage Investments III, Inc. and Safeway, Inc., Seattle Division ("TENANT"), relating to Tenant's store lease at Safeway Plaza at Marysville, Marysville, Snohomish County, Washington (the "SHOPPING CENTER")

Ladies and Gentlemen:

         As you are aware, Tenant has a Right of First Offer (as defined in SECTION 13.2 of the Lease) to lease all or a portion of the Expansion Area (as defined in SECTION 13.1.4 of the Lease) on the terms and conditions set forth in SECTION 13 of the Lease. Subsequent to the execution of the Lease, Landlord leased space in the Expansion Area (Suite 1254-E) to Rent-A-Center without first expressly offering the premises to Tenant. Also, at the date the Lease was executed, certain portions of the Expansion Area were leased.

         Tenant hereby unconditionally forever waives and releases its Right of First Offer solely with respect to leases in effect in the Expansion Area as of the date of this letter, including, without limitation, Rent-A-Center's leasing of Suite 1254-E. The foregoing waiver by Tenant shall include any and all notices required under SECTION 13 of the Lease or otherwise required in connection with the Right of First Offer with respect to such now existing leases. Except as otherwise expressly set forth herein, in no event shall the foregoing waiver and release of the Right of First Offer be construed to waive the Right of First Offer with respect to the leasing of space in the Expansion Area in the future to any tenant, including any tenantsnow occupying space in the Shopping Space, all of which shall be subject to Tenant's Right of First Offer. (That is, at the expiration of any existing leases in the Expansion Area, any new lease to the same tenant or proposed extension of an existing lease (other than the exercise of options provided in existing leases) shall be subject to the Right of First Offer.)

         The parties to whom this letter is addressed understand that in no event shall this letter and the waiver and release set forth herein subject Tenant to any liability whatsoever, except that as between Tenant, the parties to whom this letter is addressed and any landlord under the Lease, Tenant shall be estopped from denying the waiver and release made herein and shall not be entitled to make any claim which is inconsistent with the terms of this letter.

                                             Very truly yours,

                                             SAFEWAY, INC.,

                                       A Delaware corporation, Seattle Division

                                       By:
                                          -------------------------------
                                          Name:
                                               --------------------------
                                          Title:
                                                -------------------------

                                   SCHEDULE IV

                                3-14 AUDIT LETTER

                                  SEE ATTACHED

                                  July 22, 2004

KPMG LLP
KPMG Plaza
303 East Wacker Drive
Chicago, IL 60601

Ladies and Gentlemen:

ITW Mortgage Investments III, Inc., as the owner and Seller (herein so called) of Safeway Plaza at Marysville (the "Property") is confirming its understanding that you are performing an audit of the Property's operating statements ("Historical Summary"). In connection with Inland Western Retail Real Estate Trust, Inc.'s preparation of the Historical Summary, Seller will make available to you certain operating statements for the Property for calendar year ended December, 2003. With respect to the financial records that we will make available to you in accordance with Paragraph 1 below, we confirm, to our current actual knowledge without investigation or inquiry (as defined below), the following statements:

1. To Seller's current actual knowledge, Seller will make available to you during the next forty (40) days from the date of this letter:

a) All financial records and related data for the Property reasonably requested by you in our possession for calendar year ended December 2003. To Seller's current actual knowledge, the financial records we deliver to you for the Property for calendar year ended December, 2003 are fairly presented on the basis of modified cash receipts and disbursements (i.e. cash basis with accrual for insurance and taxes).

2. Seller has no current, actual knowledge without investigation or inquiry, of the following:

a) Instances of fraud involving any member of management or employees who have significant roles in internal control with respect to the Property, nor is Seller aware, to its current actual knowledge without inquiry or investigation, of instances of fraud by others with respect to the Property.

b) Written communications from regulatory agencies concerning non-compliance with, or deficiencies in, financial reporting practices received by the undersigned with respect to the Property that could reasonably be expected to have a material effect on the information provided by the Seller to allow Inland Western Retail Real Estate Trust, Inc. to create the Historical Summary for the Property.

c) Violations or possible violations of laws or regulations for the Property for which Seller has received actual written notices from any applicable governmental authority, nor is Seller aware, to its current actual knowledge without inquiry or investigation, of any violations of laws or regulations that to Seller's actual knowledge, without inquiry or

KPMG LLP
July 22, 2004
Page 2

     investigation, would have a material adverse impact upon the materials delivered or made available to you by Seller.

3. Terms such as "to our knowledge," "to the best of our knowledge", "to our actual knowledge" or like phrases mean the current actual present and conscious awareness or knowledge of Mike Malloy ("Seller's Representative"), without any duty of inquiry or investigation; provided that so qualifying Seller's knowledge shall in no event give rise to any personal liability on the part of Seller's Representative, or any of them, or any other officer or employee or representative of Seller, on account of any inaccurate statement made by Seller herein. Said terms do not include constructive knowledge, imputed knowledge, or knowledge Seller or such persons do not have but could have obtained through further investigation or inquiry.

                                Very Truly Yours,

                                ITW MORTGAGE INVESTMENTS III, INC.,
                                a Delaware corporation

                                By:  GE CAPITAL REALTY GROUP, INC.,
                                     a Texas corporation, its attorney-in-fact


                                     By
                                       -----------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

                                   SCHEDULE V

                      PLAY-IT-AGAIN SPORTS LEASE AMENDMENT

                                  SEE ATTACHED

                               THIRD AMENDMENT TO
                              COMMERCIAL SHOP LEASE

     THIS THIRD AMENDMENT TO COMMERCIAL SHOP LEASE, (this "AMENDMENT") is entered into as of July 15, 2004, by and between ITW MORTGAGE INVESTMENT III, INC., a Delaware corporation ("LANDLORD"), and GARRE STOKES, an individual d/b/a Play It Again Sports ("TENANT").

                                   WITNESSETH:

     WHEREAS, SAFEWAY, INC., a Delaware corporation ("ORIGINAL LANDLORD"), as landlord, and Tenant entered into that certain Commercial Shop Lease dated September 9, 1996, as amended by First Amendment to Shopping Center Lease dated September 9, 1996, and as further amended by Second Amendment to Commercial Shop Lease dated in 2001, as guaranteed by Tenant and Heidi Stokes pursuant to that certain Guaranty which is undated (as amended and guaranteed, the "LEASE"), relating to Units A and B, 1246 State Street, Marysville, Washington (the "PREMISES") at Safeway Plaza at Marysville, Snohomish County, Marysville, Washington (the "PROPERTY").

     WHEREAS, Landlord is the successor-in-interest to Original Landlord and is the owner of the interest of the "Landlord" under the Lease.

     WHEREAS, Landlord and Tenant desire to mutually amend and modify the Lease as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants of the parties hereto, and other good and valuable consideration to the parties hereto, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties, and for the benefit which will inure to each party from the execution of this Amendment, Landlord and Tenant hereby agree to amend and modify the Lease as follows, with this Amendment to be effective as of the date above.

1. Landlord has advised Tenant, and Tenant hereby specifically acknowledges that Tenant is delinquent in its rental payments and other charges owed to Landlord under the Lease in the amount of $42,835.18 as of July 12, 2004 (the "DELINQUENCY"). Tenant further acknowledges that Landlord has, among other remedies set forth in the Lease, the right to pursue and collect such delinquent amounts from Tenant and any guarantor under the Lease. Notwithstanding anything to the contrary set forth herein or in the Lease, Landlord has agreed to forever waive and release Tenant and any guarantor under the Lease from any claims Landlord has agreed to forever waive and release Tenant and any guarantor under the Lease from any claims Landlord may have in and to the aforementioned Delinquency solely in the event (i) Tenant timely pays to Landlord (or its successors and assigns) each monthly rental payment and other charges required under the Lease commencing August 1, 2004 through and including August 1, 2005, and (ii) Landlord receives from Tenant, no later than 3:00 p.m., Marysville, Washington time, on Thursday July 15, 2004, an amount equal to $10,142.60 (the "SETTLEMENT AMOUNT") by certified funds, cashier's check or other immediately available funds, at the following address:

            JSH Properties, Inc.
            10655 Northeast 4th Street, Suite 300
            Bellevue, Washington 98004
            Attention: Diane Edwards

If Tenant fails to remain current on its rental payments and other monetary obligations under the Lease through August 1, 2005, or if Landlord does not timely receive the entire Settlement Amount at the address set forth above (NO PARTIAL PAYMENTS WILL BE ACCEPTED), or if the Settlement Amount received is not in certified funds, by cashier's check or other immediately available funds (NO PERSONAL CHECKS WILL BE ACCEPTED), then Landlord shall retain all rights and remedies it may have against Tenant and any guarantor under the Lease at law and in equity, including, without limitation, the rights and remedies of Landlord set forth in the Lease. In no event shall Landlord's acceptance of the Settlement Amount or in rental payments thereafter in any way be construed as a waiver or release of any rental payments or other charges owed to Landlord under the Lease arising from and after August 1, 2004.

2. All of the capitalized terms used in this Amendment, unless otherwise defined herein, shall have the same meaning as assigned to such term in the Lease.

3. The Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may executed the exchange by telephone facsimile counterparts of the signature pages.

                             SIGNATURE PAGES FOLLOWS

LANDLORD                                ITW MORTGAGE INVESTMENTS III, INC.,
                                        a Delaware Corporation

                                        By: GE CAPITAL REALTY GROUP, INC.,
                                            a Texas corporation, its Servicer


                                            By:   /s/ [ILLEGIBLE]
                                               -------------------------------
                                               Name:  [ILLEGIBLE]
                                                    --------------------------
                                               Title:          VP
                                                     -------------------------

TENANT:                                 By: /s/ Garre Stokes
                                           -----------------------------------
                                           Garre Stokes, an individual


GUARANTOR:                              By: /s/ Garre Stokes
                                           -----------------------------------
                                           Garre Stokes, an individual,
                                           SS # ###-##-####


                                        By: /s/ Heidi Stokes
                                           -----------------------------------
                                           Heidi Stokes, an individual,
                                           SS # ###-##-####

                               FOURTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT, (this "AMENDMENT") is entered into as of July 7, 2004, by and between ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation ("SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC. ("PURCHASER").

                                   WITNESSETH:

     WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated effective May 6, 2004, as amended by letter dated June 2, 2004, by Second Amendment to Purchase and Sale Agreement dated June 18, 2004 (the "SECOND AMENDMENT") and by Third Amendment to Purchase and Sale Agreement dated June 25, 2004 (the "THIRD AMENDMENT") (as amended, the "AGREEMENT"), providing for the purchase and sale of certain real property known as "Safeway Plaza at Marysville," located in Marysville, Snohomish County, Washington, as more particularly described in the Agreement, and other real and personal property described in the Agreement; and

     WHEREAS, Seller and Purchaser desire to mutually amend and modify the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants of he parties hereto, and other good and valuable consideration to the parties hereto, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties, and for the benefit which will inure to each party from the execution of this Amendment, Seller and Purchaser hereby agree to amend and modify the Agreement as follows, with the Amendment to be effective as of the data above.

1. Except as otherwise expressly set forth on REVISED SCHEDULE I attached hereto (the items set forth on REVISED SCHEDULE I are hereby called the "OUTSTANDING ITEMS"), all contingencies and conditions precedent to Purchaser's Closing obligations, including, without limitation, the items set forth on
SCHEDULE I of the Second Amendment and SCHEDULE I of the Third Amendment, are hereby deemed satisfied and Purchaser shall have no further right to terminate the agreement in connection therewith. Notwithstanding anything to the contrary contained herein, Purchaser shall have until July 16, 2004, to satisfy itself (in Purchaser's reasonable discretion) that the Outstanding Items have been resolved. If the Outstanding Items are not resolved in Purchaser's reasonable discretion on or before July 16, 2004, Purchaser may, upon prior written notice to Seller, terminate the Agreement, in which event neither party shall have any further rights or obligations thereunder except for the Surviving Obligations.

2. All of the capitalized terms used in this Amendment, unless otherwise defined herein, shall have the same meaning as assigned to such terms in the Agreement.

3. Except as modified and amended as set forth in this Amendment, the Agreement in hereby ratified and confirmed by Seller and Purchaser and shall remain in full force and effect and enforceable in accordance with its terms.

4. This Amendment may be executed to any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

SELLER:                                 ITW MORTGAGE INVESTMENTS III, INC.,
                                        a Delaware corporation

                                        By: GE CAPITAL REALTY GROUP, INC.,
                                            a Texas corporation, its
                                            attorney-in-fact


                                            By:   /s/ [ILLEGIBLE]
                                                 -----------------------------
                                               Name:  [ILLEGIBLE]
                                                    --------------------------
                                               Title:          VP
                                                     -------------------------

PURCHASER:                              INLAND REAL ESTATE ACQUISITIONS, INC.,
                                        an Illinois corporation


                                        By:   /s/ Robin Rash
                                              --------------------------------
                                           Name:  Robin Rash
                                                  ----------------------------
                                           Title: Authorized Agent
                                                  ----------------------------

                               REVISED SCHEDULE I


1. Superouts has an exclusive at the Property: The aforementioned exclusive encumbers lots 2 and 3 (the Bank Parcel and KFC Parcel) in addition to the Property. Purchaser will accept and amendment to Superout's lease, replacing the legal description of the "Shopping Center" with the legal description of the Property attached to the Agreement as EXHIBIT A, which legal description is also attached to this Amendment as SCHEDULE II, and upon delivery to Purchaser of such executed amendment, this condition shall be deemed satisfied. If this condition is not satisfied, Purchaser may, as its sole and exclusive remedy, receive a return of the Earnest Money and neither party shall have any further rights or obligations under the Agreement except for the Surviving Obligations.

2. The 1996 Drive Aisle Easement Agreement recorded as Document No. 9604180297 refers to possible groundwater/soils contamination of a portion of lot 5, and contains an indemnification by the easement grantor (Safeway) of the easement grantee if damages are incurred due to this contamination. The indemnification continues until the grantor obtains a no further action letter from the Washington Department of Ecology. Purchaser has requested that Seller either (i) obtain an indemnity of Purchaser by Safeway in connection with such contamination, or (ii) obtain Safeway's consent to an assignment of Safeway's indemnity of the Seller with respect to such contamination. This condition shall be deemed satisfied upon Seller's delivery to Purchaser of either (i) or (ii) above. If this condition is not satisfied, Purchaser may, as its sole and exclusive remedy, receive a return of the Earnest Money and neither party shall have any further rights or obligations under this Agreement except for the Surviving Obligations.

3. The Safeway fuel site lease contains, among other things, the following environmental provisions: (i) remediation obligations of Safeway are limited to releases caused by the tenant and only to the extent required by environmental agencies, and (ii) Safeway's obligation to indemnify is limited to third party claims. Purchaser requires that the lease be amended to (A) expand the indemnity to include any contamination (regardless of whether it is in violation of governmental requirements), and (B) to include contamination from any source (rather than being limited to contamination caused by Safeway). Alternatively, Purchaser has requested that it receive evidence that (C) Safeway maintains sufficient insurance coverage in connection with environmental matters at the fuel site and that Purchaser will be named as an additional insured on Safeway's environmental insurance policy (the "SAFEWAY POLICY"), and (D) that Purchaser shall purchase at Closing an environmental insurance policy, naming Purchaser as the insured, and providing environmental insurance coverage in an amount equal to or greater than the deductible under the Safeway Policy (the "INLAND POLICY"), and Seller shall credit the Purchase Price at Closing the amount of the premium plus deductible for the Inland Policy, but in no event shall such credit exceed $150,000.00. If the amount of the premium plus deductible for the Inland Policy exceeds $150,000.00, and Seller does not elect to credit such amount against the Purchase Price at Closing, then the condition precedent set forth in this paragraph 3 shall be deemed to not be satisfied, in which event Purchaser may, as its sole the exclusive remedy, terminate the Agreement upon prior written notice delivered to Seller, and Title Company shall return the Earnest Moneys to Purchaser and neither party shall have any further rights or obligations under the Agreement except for the Surviving Obligations. If, however, the conditions set forth in (A) and (B) are satisfied, or if the conditions in (C) or (D) are satisfied, then the condition set forth in the paragraph 3 shall be deemed satisfied. Notwithstanding anything to the contrary contained in this Paragraph 3, if any condition in this Paragraph 3 is not satisfied, Purchaser may, as its sole and exclusive remedy, receive a return of the Earnest Money and neither party shall have any further rights or obligations under this Agreement except for the Surviving Obligations.

4. Safeway has a right of first offer over certain premises adjacent to its store. Rent-A-Center currently occupies space within the area encumbered by the right of first offer. Purchaser has required that Safeway execute a written waiver of its first offer with respect to the premises now occupied by Rent-A-Center. This condition shall be deemed satisfied upon Seller's delivery to Purchaser of a waiver of the first offer with respect to Rent-A-Center's premises, executed by Safeway. If this condition is not satisfied, Purchaser may, as its sole and exclusive remedy, receive a return of the Earnest Money and neither party shall have any further rights or obligations under the Agreement except for the Surviving Obligations.

5. There are declarations of covenants, conditions and restrictions recorded in Document No. 9407110538 and 950525059 of the Official Real Property Records of Snohomish County, Washington (collectively, the "DECLARATIONS"). These Declarations encumber the Property, lots 2 and 3, and the "Finin Parcel" adjacent to the Property to the east along 43rd Avenue N.E. (Alder Avenue). Purchaser has requested that Seller obtain estoppels from each of the owners of such parcels who are entitled to enforce such Declarations. Upon Purchaser's receipt of executed estoppels from the owners lots 2 and 3 and the "Finin Parcel", this condition shall be deemed satisfied. If this condition is not satisfied, Purchaser may, as its sole and exclusive remedy, receive a return of the Earnest Money and neither party shall have any further rights or obligations under the Agreement except for the Surviving Obligations.

6. The Survey indicated there are monitoring wells within the Property (along State Avenue). Purchaser has requested copies of the monitoring reports, if such monitoring reports exist. This condition shall be deemed satisfied upon Purchaser's receipt of such monitoring reports. If this condition is not satisfied, Purchaser may, as its sole and exclusive remedy, receive a return of the Earnest Money and neither party shall have any further rights or obligations under the Agreement except for the Surviving Obligations.

7. The terms and conditions of SECTION 4.10 of the Agreement (the Citifinancial Holdback) remain outstanding.

8. It shall be a condition precedent to Purchaser's Closing obligations that Purchaser receive originals of the executed subordination, non-disturbance and attornment agreements from Party City, Safeway and Maryaville Dayoare. This condition shall be deemed satisfied upon Seller's delivery to Purchaser of such revised subordination, non-disturbance and attornment agreement, executed by the applicable tenant. If this condition is not satisfied, Purchaser may, as its sole and exclusive remedy, receive a return of the Earnest Money and neither party shall have any further rights or obligations under the Agreement except for the Surviving Obligations.

9. Purchaser has requested a separate discussion with Seller's broker regarding the Hollywood Video CPI rent escalation and was incorrectly stated in the offering memorandum.

10. Purchase has requested a separate discussion regarding Subs and More vacating its premises ate the Property.

11. It shall be a condition precedent to Purchaser's Closing obligations that Seller deliver to Purchaser an audit representation letter, addressed to Purchaser's independent accounting firm, setting forth certain matters relating to SECTION 10.21 of the Agreement, in form the substance acceptable to Purchaser and Seller. If this condition is not satisfied for any reason, including Seller unwilling or unable to deliver such letter in its sole discretion, Purchaser may, as its sole and exclusive remedy, receive a return of the Earnest Money and neither party shall have any further rights or obligations under the Agreement except for the Surviving Obligations.

                                   SCHEDULE II

PARCEL A:

LOT 1 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO, 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WAHINGTON.

PARCEL B:

LOT A OF CITY OF MARYSVILLE LOT LINE ADJUSTMENT NO. BLA95-011, RECORDED UNDER RECORDING NO. 9612165002, IN SNOHOMISH COUNTY, WASHINGTON, BEING ALL OF LOT 4 AND A PORTION OF LOT 5 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL C:

LOT B OF CITY OF MARYSVILLE LOT LINE ADJUSTMENT NO. BLA95-011, RECORDED UNDER RECORDING NO. 9612155002, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF LOT 5 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY. WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON, EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF MARYSVILLE FOR RIGHT OF WAY BY DEED RECORDED UNDER RECORDING NO. 9602270122.

PARCEL C1:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO A PORTION OF PARCEL C FOR ROADWAYS, WALKWAYS, INGRESS, EGRESS, UTILITIES AND SIGNAGE AS ESTABLISHED IN CROSS-ACCESS AGREEMENT AND GRANT OF EASEMENTS AND RESTRICTIONS RECORDED UNDER RECORDING NO. 9407110538, AND AMENDED UNDER RECORDING NO. 9604180295 ON A PORTION OF LOT B OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NO. 9407115001, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL D:

A NON-EXCLUSIVE EASEMENT FOR ROADWAYS, WALKWAYS, INGRESS, EGRESS AND PARKING AS ESTABLISHED BY DECLARATION RECORDED UNDER RECORDING NO. 9505250509 AND AMENDMENT THERETO UNDER RECORDING NO. 9604180294 ON A PORTION OF LOTS 2 AND 3 OF BINDING SITE PLAN RECORDED UNDER RECORDING NO. 9505255003.

PARCEL E:

A NON-EXCLUSIVE EASEMENT FOR STORM DRAIN AS CREATED BY INSTRUMENT RECORDED UNDER RECORDING NO. 9407110536.

                               THIRD AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, (this "AMENDMENT") is entered into as of June 25, 2004, by and between ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation ("SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC.

                                   WITNESSETH:

     WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated effective May 6, 2004, as amended by letter dated June 2, 2004 and by Second Amendment to Purchase and Sale Agreement dated June 18, 2004 (the "SECOND AMENDMENT") (as amended, the "AGREEMENT"), providing for the purchase and sale of certain real property known as "Safeway Plaza at Marysville," located in Marysville, Snohomish County, Washington, as more particularly described in the Agreement, and other real and personal property described in the Agreement; and

     WHEREAS, Seller and Purchaser desire to mutually amend and modify the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants of the parties hereto, and other good and valuable consideration to the parties hereto, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties, and for the benefit which will inure to each party from the execution of this Amendment, Seller and Purchaser hereby agree to amend and modify the Agreement as follows, with the Amendment to be effective as of the date above.

1. Except as otherwise expressly set forth on REVISED SCHEDULE I attached hereto (the items set forth on REVISED SCHEDULE I are hereby called the "OUTSTANDING ITEMS"), all contingencies and conditions precedent to Purchaser's Closing obligations, including, without limitation, the items set forth on
SCHEDULE I of the Second Amendment, are hereby deemed satisfied and Purchaser shall have no further right to terminate the Agreement in connection therewith. Notwithstanding anything to the contrary contained herein. Purchaser shall have until July 8, 2004, to satisfy itself (in Purchaser's reasonable discretion) that the Outstanding Items have been resolved. If the Outstanding Items are not resolved in Purchaser's reasonable discretion on or before July 8, 2004, Purchaser may, upon prior written notice to Seller, terminate the Agreement, in which event neither party shall have any further rights or obligations thereunder except for the Surviving Obligations.

2. SECTION 6.1 of the Agreement is hereby amended to provide that the Closing Date shall be July 16, 2004.

3. All of the capitalized terms used in this Amendment, unless otherwise defined herein, shall have the same meaning as assigned to such terms in the Agreement.

4. Except as modified and amended as set forth in this Amendment, the Agreement is hereby ratified and confirmed by Seller and Purchaser and shall remain in full force and effect and enforceable in accordance with its terms.

5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

SELLER:                                   ITW MORTGAGE INVESTMENTS III, INC.,
                                          a Delaware corporation

                                          By:  GE CAPITAL REALTY GROUP, INC.,
                                               a Texas corporation, its
                                               attorney-in-fact

                                               By:  /s/ Tim L. Campbell
                                                   ------------------------
                                                   Name:  Tim L. Campbell
                                                        -------------------
                                                   Title: V.P.
                                                         ------------------

PURCHASER:                                INLAND REAL ESTATE ACQUISITIONS, INC.
                                          an Illinois corporation

                                          By:  /s/ Mark Youngman
                                               --------------------
                                              Name:   Mark Youngman
                                                      --------------
                                              Title:  Vice President
                                                      --------------

                               REVISED SCHEDULE I


1. The following tenants have exclusives at the Property: Party City, Hollywood Video, Sun Factory, Alderwood Auto Glass, Rent A Center, and Superouts. Several of the aforementioned exclusives encumber lots 2 and 3 (the Bank Parcel and KFC Parcel) in addition to the Property. Purchaser has requested evidence that when lots 2 and 3 were sold, the grantors took subject to these exclusives-so that the occupants of those two lots cannot change their use and violate those tenants' exclusives, thereby putting Inland in default under those leases. Alternatively, Purchaser will accept amendments to each tenant's lease, replacing the legal description of the "Shopping Center" with the legal description of the Property attached to the Agreement as EXHIBIT A, which legal description is also attached to this Amendment as SCHEDULE II

2. The 1996 Drive Aisle Easement Agreement recorded as Document No. 9604180297 refers to possible groundwater/soils contamination of a portion of lot 5, and contains an indemnification by the easement grantor (Safeway) of the easement grantee if damages are incurred due to this contamination. The indemnification continues until the grantor obtains a no further action letter from the Washington Department of Ecology. Purchaser has requested evidence that this no further action letter was obtained and that this indemnification obligation has been terminated. Alternatively, Purchaser has requested that Seller either (i) obtain an indemnity of Purchaser by Safeway in connection with such contamination, or (ii) obtain Safeway's consent to an assignment of Safeway's indemnity of Seller with respect to such contamination.

3. The Safeway fuel site lease contains, among other things, the following environmental provisions: (i) remediation obligations of Safeway are limited to releases caused by the tenant and only to the extent required by environmental agencies, and (ii) Safeway's obligation to indemnity is limited to third party claims. Purchaser requires that the lease be amended to (A) expand the indemnity to include any contamination (regardless of whether it is in violation of governmental requirements), and (B) to include contamination from any source (rather than being limited to contamination caused by Safeway). Alternatively, Purchaser has requested that it receive evidence that (i) Safeway maintains sufficient insurance coverage in connection with environmental matters at the fuel site and that Purchaser will be named as an additional insured on such insurance policy, or (ii) that Purchaser shall purchase at Closing an environmental insurance policy, naming Purchaser as the insured and providing sufficient environmental insurance coverage in connection with the environmental matters at the fuel site, and Seller shall credit the Purchase Price at Closing the amount of the premium plus deductible for such environmental insurance, but in no event shall such credit exceed $1,50,000.00. If the amount of the premium plus deductible for such environmental insurance exceeds $150,000.00, and Seller does not elect to credit such amount against the Purchase Price at Closing, then the condition precedent set forth in this paragraph 3 shall be deemed to not be satisfied, in which event Purchaser may terminate the Agreement upon prior written notice delivered to Seller, and Title Company shall return the Earnest Money to Purchaser and neither party shall have any further rights or obligations under the Agreement except for the Surviving Obligations.

4. Safeway has a right of first offer over certain premises adjacent to its store. Rent-A-Center currently occupies space within the area encumbered by the right of first offer. Purchaser has requested evidence that Safeway was offered the premises now occupied by Rent-A-Center and waived its right of first offer.

5. There are declarations of covenants, conditions and restrictions recorded in Document No. 9407110538 and 950525059 of the Official Real Property Records of Snohomish County, Washington

(collectively, the "DECLARATIONS"). These Declarations encumber the Property, lots 2 and 3, and the "Finin Parcel" adjacent to the Property to the east along 43rd Avenue N.E. (Alder Avenue). Purchaser has requested that Seller obtain estoppels from each of the owners of such parcels who are entitled to enforce such Declarations.

6. The Survey indicates there are monitoring wells within the Property (along State Avenue). Purchaser has requested copies of the monitoring reports, if such monitoring reports exist.

8. The terms and conditions of SECTION 4.10 of the Agreement (the Citifinancial Holdback) remain outstanding.

9. Purchaser has requested receipt of a subordination, non-disturbance and attornment agreement from Marysville Daycare and revised subordination, non-disturbance and attornment agreements from Party City and Safeway, naming Inland Western Marysville, L.L.C., a Delaware limited liability company, as the landlord under the applicable lease.

13. Purchaser has requested a separate discussion with Seller's broker regarding the Hollywood Video CPI rent escalation that was incorrectly stated in the offering memorandum.

14. Purchaser has requested a separate discussion regarding Subs and More vacating its premises at the Property,

                                   SCHEDULE II

PARCEL A:

LOT 1 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M.. IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL B:

LOT A OF CITY OF MARYSVILLE LOT LINE ADJUSTMENT NO. BLA95-011, RECORDED UNDER RECORDING NO. 9612165002, IN SNOHOMISH COUNTY, WASHINGTON, BEING ALL OF LOT 4 AND A PORTION OF LOT 5 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL C:

LOT B OF CITY OF MARYSVILLE LOT LINE ADJUSTMENT NO. BLA95-011, RECORDED UNDER RECORDING NO. 9612165002, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF LOT 5 OF BINDING SITE PLAN/RECORD OF SURVEY OF SAFEWAY PLAZA AT MARYSVILLE, ACCORDING TO SURVEY RECORDED MAY 25, 1995 UNDER RECORDING NO. 9505255003, IN SNOHOMISH COUNTY, WASHINGTON, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON; EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF MARYSVILLE FOR RIGHT OF WAY BY DEED RECORDED UNDER RECORDING NO. 9602270122.

PARCEL Cl:

A NON-EXCLUSIVE EASEMENT APPURTENANT TO A PORTION OF PARCEL C FOR ROADWAYS, WALKWAYS, INGRESS, EGRESS, UTILITIES AND SIGNAGE AS ESTABLISHED IN CROSS-ACCESS AGREEMENT AND GRANT OF EASEMENTS AND RESTRICTIONS RECORDED UNDER RECORDING NO. 9407110538, AND AMENDED UNDER RECORDING NO. 9604180295 ON A PORTION OF LOT B OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NO. 9407115001, BEING A PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 30 NORTH, RANGE 5 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON.

PARCEL D:

A NON-EXCLUSIVE EASEMENT FOR ROADWAYS, WALKWAYS, INGRESS, EGRESS AND PARKING AS ESTABLISHED BY DECLARATION RECORDED UNDER RECORDING NO. 9505250509 AND AMENDMENT THERETO UNDER RECORDING NO. 9604180294 ON A PORTION OF LOTS 2 AND 3 OF BINDING SITE PLAN RECORDED UNDER RECORDING NO. 9505255003.

PARCEL E:

A NON-EXCLUSIVE EASEMENT FOR STORM DRAIN AS CREATED BY INSTRUMENT RECORDED UNDER RECORDING NO. 9407110536.

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, (this "AMENDMENT") is entered into as of June 18, 2004, by and between ITW MORTGAGE INVESTMENTS III, INC., a Delaware corporation ("SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC. ("PURCHASER").

                                   WITNESSETH:

     WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated effective May 6, 2004, as amended by letter dated June 2, 2004 (as amended, the "AGREEMENT"), providing for the purchase and sale of certain real property known as "Safeway Plaza at Marysville," located in Marysville, Snohomish County, Washington, as more particularly described in the Agreement, and other real and personal property described in the Agreement; and

     WHEREAS, Seller and Purchaser desire to mutually amend and modify the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants of the parties hereto, and other good and valuable consideration to the parties hereto, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties, and for the benefit which will inure to each party from the execution of this Amendment, Seller and Purchaser hereby agree to amend and modify the Agreement as follows, with the Amendment to be effective as of the date above.

1. Except as otherwise expressly set forth on SCHEDULE I attached hereto (the items set forth on SCHEDULE I an hereby called the "OUTSTANDING ITEMS"), all contingencies and conditions precedent to Purchaser's Closing obligations are hereby deemed satisfied and Purchaser shall have no further right to terminate the Agreement in connection therewith. Notwithstanding anything to the contrary contained herein, Purchaser shall have until June 25, 2004, to satisfy itself (in Purchaser's reasonable discretion) that the Outstanding Items have been resolved. If the Outstanding Items are not resolved in Purchaser's reasonable discretion on or before June 25, 2004. Purchaser may, upon prior written notice to Seller, terminate the Agreement, in which event neither party shall have any further rights or obligations thereunder except for the Surviving Obligations.

2. SECTION 6.1 of the Agreement is hereby amended to provide that the Closing Date shall be June 25, 2004.

3. All of the capitalized terms used in this Amendment, unless otherwise defined herein, shall have the same meaning as assigned to such terms in the Agreement.

4. Except as modified and amended as set forth in this Amendment, the Agreement is hereby ratified and confirmed by Seller and Purchaser and shall remain in full force and effect and enforceable in accordance with its terms.

5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

                             SIGNATURE PAGES FOLLOWS

PURCHASER:                                INLAND REAL ESTATE ACQUISITIONS,
                                          INC.,
                                          an Illinois corporation


                                          By:   /s/ Mark Youngman
                                                -------------------
                                              Name:   Mark Youngman
                                                      -------------
                                              Title:  Vice President
                                                      --------------

SELLER:                                   ITW MORTGAGE INVESTMENTS III, INC.,
                                          a Delaware corporation

                                          By:  GE CAPITAL REALTY GROUP, INC.,
                                               a Texas corporation, its
                                               attorney-in-fact


                                               By:  /s/ [ILLEGIBLE]
                                                   ------------------------
                                                   Name: [ILLEGIBLE]
                                                        -------------------
                                                   Title:      VP
                                                         ------------------

                                   SCHEDULE I

1. The following tenants have exclusives at the Property: Party City, Hollywood Video, Sun Factory, Alderwood Auto Glass, Rent A Center, and Supercuts. Several of the aforementioned exclusives encumber lots 2 and 3 (the Bank Parcel and KFC Parcel) in addition to the Property. Purchaser has requested evidence that when lots 2 and 3 were sold, the grantors took subject to these exclusives-so that the occupants of those two lots cannot change their use and violate those tenants' exclusives, thereby putting Inland in default under those leases.

2. The 1996 Drive Aisle Easement Agreement recorded as Document No. 9604180297 refers to possible groundwater/soils contamination of a portion of lot 5, and contains an indemnification by the easement grantor (Safeway) of the easement grantee if damages are incurred due to this contamination. The indemnification continues until the grantor obtains a no further action letter from the Washington Department of Ecology. Purchaser has requested evidence that this no further action letter was obtained and that this indemnification obligation has been terminated. Alternatively, Purchaser has requested that Seller either (i) obtain an indemnity of Purchaser by Safeway in connection with such contamination, or (ii) obtain Safeway's consent to an assignment of Safeway's indemnity of Seller with respect to such contamination.

3. The Safeway fuel site lease contains, among other things, the following environmental provisions: (i) remediation obligations of Safeway are limited to releases caused by the tenant and only to the extent required by environmental agencies, and (ii) Safeway's obligation to indemnify is limited to third party claims. Purchaser requires that the lease be amended to (A) expand, the indemnity to include any contamination (regardless of whether it is in violation of governmental requirements), and (B) to include contamination from any source (rather than being limited to contamination caused by Safeway). Alternatively, Purchaser has requested that it receive evidence that Safeway maintains sufficient insurance coverage in connection with environmental matters at the fuel site and that Purchaser will be named as an additional insured on such insurance policy.

4. Safeway has a right of first offer over certain premises adjacent to its store. Rent-A-Center currently occupies space within the area encumbered by the right of first offer. Purchaser has requested evidence that Safeway was offered the premises now occupied by Rent-A-Center and waived its right of first offer.

5. There are declarations of covenants, conditions and restrictions recorded in Document No. 9407110538 and 950525059 of the Official Real Property Records of Snohomish County, Washington (collectively, the "DECLARATIONS"). These Declarations encumber the Property, lots 2 and 3, end the "Finin Parcel" adjacent to the Property to the east along 43rd Avenue N.E. (Alder Avenue). Purchaser has requested that Seller obtain estoppels from each of the owners of such parcels who are entitled to enforce such Declarations.

6. Items 16 and 17 of Schedule B, Section 2, of the Title Commitment reflect items set forth on older surveys of the Property. Purchaser has requested that these items be updated based on the new Survey of the Property previously delivered to Purchaser.

7. The Survey indicates there are monitoring wells within the Property (along State Avenue). Purchaser has requested copies of the monitoring reports, if such monitoring reports exist.

8. The terms and conditions of SECTION 4.10 of the Agreement (the Citifinancial Holdback) remain outstanding.

9. Purchaser has requested copies of all warranties for the Property in Seller's possession.

10.  Purchaser has requested a copy of page 24 of the lease with Hollywood
Video.

11. Purchaser has requested a copy of EXHIBIT A-1 and EXHIBIT C to the Safeway fuel site lease.

12. Purchaser has requested receipt of subordination, non-disturbance and attornment agreements from Hollywood Video, Party City, Daycare and Safeway.

13. Purchaser has requested a separate discussion with Seller's broker regarding the Hollywood Video CPI rent escalation that was incorrectly stated in the offering memorandum.

14. Purchaser has requested a separate discussion regarding Subs and More vacating its premises at the Property.

15. Purchaser has requested a copy of tenant sales for Hollywood Video. This document does not exist.

16. Purchaser has requested copies of recent real estate tax bills and evidence of payment of such taxes.

17.  Purchaser has requested a Tenant Delinquency Report for the Property.